SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Aug. 31, 2013	Feb. 28, 2013
Notes to Financial Statements
Note 13. SUBSEQUENT EVENTS

On October 4, 2013, we closed a $9.6 million financing transaction with 13 investors, each of which is and “accredited investor” within the meaning of the Securities Act of 1933 (the “Securities Act”). The investors purchased units of our securities at $0.40 per unit. Each unit consisted of 1 share of our common stock and a warrant to purchase 0.3 shares of our common stock. An aggregate of 23,875,000 shares of our common stock and warrants to purchase up to 7,162,500 shares of our common stock were purchased in the financing. The warrants have a five year term and an exercise price of $0.60 per share.

In connection with the financing, we also entered into a registration rights agreement with each investor pursuant to which we will file, and cause to become effective with the SEC, a registration statement covering the resale of all of the shares of common stock and shares of common stock underlying the warrants sold in the financing.

On March 7, 2013, we announced the downsizing of our division which was primarily involved with the development and monetization of our non-core patent and IP portfolio. The downsizing was facilitated by the sale of the assets and assumption of our lease which was utilized by our office and operations based in Tucson, Arizona. The downsizing is part of our broader strategy to focus on our core mobile advertising and mobile marketing business and does not include the sale or license of any intellectual property assets.  We will continue to pursue beneficial monetization efforts of our patents and IP litigation efforts that were underway at the time of downsizing.

On March 11, 2013, we entered into a settlement with Pandora Media, Inc. ("Pandora"), regarding Civil Action No. 1:11-cv-00379. Under the settlement, we have granted a fully paid-up license of certain patents for use by Pandora in its products in exchange for a lump sum payment of $250,000.  Each party has agreed not to sue the other for claims related to the released matters.

On March 22, 2013, we entered into a settlement with Velti Limited and Velti USA, Inc. (“Velti”), regarding Civil Action No. 1:12-cv-00294-LPS.  Under the settlement we have granted a fully paid-up license of certain patents for use by Velti in exchange for a lump sum payment of $200,000.  Each party has agreed not to sue the other for claims related to the released matters.

On April 5, 2013, we entered into a Separation and Release Agreement with Mr. Robert F. Hussey, former Chief Executive Officer and director of the Company.  Mr. Hussey separated from service as an officer and director of the Company on March 1, 2013.

On April 10, 2013, we entered into a settlement with Gannett Co., Inc. (“Gannett”), regarding Civil Action No. 11-cv-05193.  Under the settlement, we have granted a fully paid-up license of certain patents for use by Gannett in exchange for a lump sum payment of $150,000.  Each party has agreed not to sue the other for claims related to the released matters.

On May 9, 2013, we announced that we had secured an accounts receivable credit facility from Silicon Valley Bank. The revolving loan credit facility has a two-year term and allows us to borrow up to $5.0 million based upon a predetermined formula in the credit and security agreement.